CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS	12 Months Ended
Dec. 31, 2020
Disclosure of critical accounting estimates and judgements [Abstract]
CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS
NOTE 4 –  CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. The Group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.

(1)	Assessing the useful lives of non-financial assets:

The useful economic lives of the Group's property and equipment are an estimate determined by management. The Group defines useful economic life of its assets in terms of the assets' expected utility to the Group. This estimation is based on assumptions of future changes in technology or changes in the Group's intended use of these assets, experience of the Group with similar assets, and legal or contract periods where relevant.

The useful economic lives of the Group's intangible assets are an estimate determined by management based on assumptions of future changes in technology, legal rights, experience of customer's behavior, and experience of the Group with similar assets where relevant.
The assets estimated economic useful lives are reviewed, and adjusted if appropriate, at least annually.  See also note 2(e) and note 2(f).

Change in accounting estimate:
The Company expected in 2019 that the license would be renewed at a high level of certainty: the Company estimated in 2019 that based on its experience and acquaintance with the communications market in Israel, if current conditions continue, there is a high probability that the license will be extended for the additional term of 6 years. Following this examination, the estimated useful life of the 2G and 3G frequencies was re-evaluated for an additional period of 6 years, thereby ending on February 1, 2028. The effect of these changes on the consolidated financial statements were as follows: the amortization expenses of the cellular license were reduced by NIS 15 million in the fourth quarter of 2019, by NIS 60 million in 2020, and are expected to be reduced in 2021 by approximately NIS 60 million.

On September 29, 2020 the Company's cellular license was amended (amendment number 107), whereby the Company is entitled to request an extension of the license for additional periods of ten years instead of six years, at the discretion of the MOC and CA. See information with respect to the extension provisions in note 1 (c). On receipt of the license amendment, and with respect to the high probability judgment that remained the same, the estimated life of the 2G and 3G frequencies were re-valuated for an additional period of 4 years, thereby ending on February 1, 2032. The effect of these changes on the consolidated financial statements (in addition to the 2019 abovementioned change in estimate) were as follows: the amortization expenses of the cellular license were reduced in the fourth quarter of 2020 by NIS 2 million, and are expected to be reduced by an annual amount of approximately NIS 8 million in 2021. See also note 2(f)(1) and note 11.

(2)   Assessing the recoverable amount for impairment tests of non-financial assets :

The Group is required to determine at the end of each reporting period whether there is any indication that an asset may be impaired. If indicators for impairment are identified the Group estimates the assets' recoverable amount, which is the higher of an asset's fair value less costs to sell and value in use. The value-in-use calculations require management to make estimates of the projected future cash flows. Determining the estimates of the future cash flows is based on management past experience and best estimate for the economic conditions that will exist over the remaining useful economic life of the Cash Generating Unit (CGU). See also notes 2(i), 13.

The economic slowdown in the markets triggered in March 2020 the identification of indicators for impairment of non-financial assets. In particular, the significant fall in the volume of international travel by the Company's customers has caused a significant decrease in revenues from roaming services, which affected the cellular segment. In addition, the temporary closures of shopping malls and changes in general consumer behavior adversely affected the volume of sales of equipment, which affected the cellular and the fixed-line segments.

The Company tested the recoverable amount of the fixed line segment as of March 31, 2020, based on value-in-use calculations. The recoverable amount was assessed by management with the assistance of an external independent expert (BDO Ziv Haft Consulting & Management Ltd.). The value-in-use calculations use pre-tax cash flow projections covering a five-year period. Cash flows beyond the five-year period to be generated from continuing use are extrapolated using estimated growth rates. The terminal growth rate represents the long-term average growth rate of the fixed-line communications services business. The key assumptions used are as follows:

March 31, 2020
Terminal growth rate	1.0%
After-tax discount rate	8.25%
Pre-tax discount rate	9.9%

As a result of the impairment test, the Group determined that no impairment existed as of March 31, 2020.

The Company tested as of March 2020 the impairment of the cellular segment assets with the assistance of an external independent expert (BDO Ziv Haft Consulting & Management Ltd.), using a reasonable approximation of its fair value less costs of selling as its recoverable amount, and determined that no impairment was required. No other adverse changes have been identified since March 2020 with the continuation of the crisis and therefore the Company determined that no impairment indicators existed in respect of the cellular segment assets as of December 31, 2020.

Trends in the economic and financial environment, competition and regulatory authorities' decisions, or changes in competitors’ behavior in response to the economic environment may affect the estimate of recoverable amounts in future periods. See also note 2(i).

Continued increases in the level of competition for cellular and fixed-line services may bring further downward pressure on prices which may require us to perform further impairment tests of our assets. Such impairment tests may lead to recording additional significant impairment charges, which could have a material negative impact on our operating and profit.

 (3)   Assessing the recoverable amount for impairment tests of goodwill:

Goodwill impairment reviews are undertaken annually or more frequently if events or changes in circumstances indicate that the carrying amount may not be recoverable. The recoverable amount is the higher of an asset's fair value less costs to sell and value in use. The recoverable amount of the fixed-line segment to which goodwill has been allocated has been determined based on value-in-use calculations. For the purpose of the goodwill impairment tests as of December 31, 2018, 2019 and 2020 the recoverable amount was assessed by management with the assistance of external independent experts (BDO Ziv Haft Consulting & Management Ltd.) based on value-in-use calculations. The value-in-use calculations use pre-tax cash flow projections covering a five-year period. Cash flows beyond the five-year period to be generated from continuing use are extrapolated using estimated growth rates. The terminal growth rate represents the long-term average growth rate of the fixed-line communications services business.

The key assumptions used in the December 31, 2020 test were as follows:

Terminal growth rate	1.0%
After-tax discount rate	7.5%
Pre-tax discount rate	9.0%

The impairment test as of December 31, 2020 was based on assessments of financial performance and future strategies in light of current and expected market and economic conditions. Trends in the economic and financial environment, competition and regulatory authorities' decisions, or changes in competitors’ behavior in response to the economic environment may affect the estimate of recoverable amounts. See also note 13(1) and note 2(h). No impairment charges were recognized with respect to goodwill in 2018, 2019 and 2020.

Sensitivity Analysis:

The headroom of the fixed line segment recoverable amount over the carrying amount as of December 31, 2018, 2019 and 2020 was approximately 21%, 42% and 37% respectively.

Sensitivity analysis was performed for the recoverable amount as of December 31, 2020 for a change of the after-tax discount rate within the range of ± 10% multiplied by the variable 7.5% (6.75% to 8.25%), assuming all other variables constant. Sensitivity analysis was also performed for a change of the terminal growth rate within the range of ± 1% of the variable 1.0% (0% to 2%), assuming all other variables constant. Results showed that no impairment charge is required for both analyses.

(4)	Assessing impairment of financial assets:

The allowance for credit losses for financial assets is based on assumptions about risk of default and expected loss rates. The Group uses judgment in making these assumptions and selecting the inputs to the impairment calculation, based on the Group’s past history, existing market conditions as well as forward looking estimates at the end of each reporting period.  Individual receivables which are known to be uncollectable are written off by reducing the carrying amount directly. The other receivables are assessed collectively, grouped based on shared credit risk characteristics and the days past due.

The Group assesses on a forward looking basis the expected credit losses associated with its debt instruments carried at amortized cost. The impairment methodology applied depends on whether there has been a significant increase in credit risk.  For trade receivables and contract assets with and without significant financing components, the Group applies IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance. To measure the expected credit losses, trade receivables have been grouped based on shared credit risk characteristics and period past due.  The expected loss rates are based on the payment profiles of sales, and the corresponding historical credit losses experienced. The historical loss rates are adjusted to reflect current and forward-looking information on factors affecting the ability of the customers to settle the receivables. See notes 7, 6(a)(3), 2(j).

(5)	Considering the likelihood of contingent losses and quantifying possible legal settlements:

Provisions are recorded when a loss is considered probable and can be reasonably estimated. Judgment is necessary in assessing the likelihood that a pending claim or litigation against the Group will succeed, or a liability will arise, quantifying the best estimate of final settlement. These judgments are made by management with the support of internal specialists, or with the support of outside consultants such as legal counsel. Because of the inherent uncertainties in this evaluation process, actual results may be different from these estimates. See notes 2(m), 14 and 20.